UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2011
AMR Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-8400	75-1825172

(State of Incorporation)	( Commission File Number)	(IRS Employer Identification No.)
4333 Amon Carter Blvd. Fort Worth, Texas 76155
(Address of principal executive offices) (Zip Code)
(817) 963-1234

(Registrant’s telephone number)
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.03	CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT
On March 15, 2011, American Airlines, Inc. (“American”), a wholly-owned subsidiary of AMR Corporation (the “Company”), completed its previously announced private offering of $1,000,000,000 aggregate principal amount of 7.50% Senior Secured Notes due 2016 (the “Senior Secured Notes”) guaranteed by the Company. The Senior Secured Notes were sold only to qualified institutional buyers, as defined in, and in reliance on, Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to persons other than U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.
The Senior Secured Notes and the Company’s guarantee were issued under an Indenture, dated as of March 15, 2011 (the “Indenture”), among American, the Company, U.S. Bank National Association, as trustee, and Wilmington Trust Company, as collateral trustee.
The Senior Secured Notes will mature on March 15, 2016. The Senior Secured Notes bear interest at a rate of 7.50% per annum, payable semi-annually on March 15 and September 15 of each year, beginning September 15, 2011. The indebtedness evidenced by the Senior Secured Notes may be accelerated upon the occurrence of events of default under the Indenture which are customary for financings of this nature. The Senior Secured Notes will be senior secured obligations of American, unconditionally guaranteed on an unsecured basis by the Company. Subject to certain limitations and exceptions, the collateral will consist of certain route authorities, airport landing and take-off slots, and rights to use or occupy space in airport terminals, in each case that American uses to operate its non-stop scheduled air carrier services (i) between airports in the United States and Narita International Airport, Japan, Haneda Airport, Japan, and Heathrow Airport, England, (ii) between Chicago O’Hare International Airport, Illinois and Beijing Capital International Airport, China and (iii) between Chicago O’Hare International Airport, Illinois and Shanghai Pudong International Airport, China.
American, at its option, may redeem some or all of the Senior Secured Notes at any time on or after March 15, 2013, at specified redemption prices, plus accrued and unpaid interest, if any. In addition, at any time prior to March 15, 2013, American, at its option, may redeem some or all of the Senior Secured Notes at a redemption price equal to 100% of their principal amount plus a “make-whole” premium and accrued and unpaid interest, if any. In addition, at any time prior to March 15, 2014, American, at its option, may redeem (1) up to 35% of the aggregate principal amount of the Senior Secured Notes with the proceeds of certain equity offerings at a redemption price of 107.5% of their principal amount, plus accrued and unpaid interest, if any, and (2) during any 12-month period, up to 10% of the original aggregate principal amount of the Senior Secured Notes at a redemption price of 103% of their principal amount, plus accrued and unpaid interest, if any. If American sells certain assets or if a “change of control” (as defined in the Indenture) occurs, American must offer to repurchase the Senior Secured Notes at prices specified in the Indenture.
A copy of the Indenture is filed herewith as Exhibit 4.1 and incorporated by reference herein. The form of the Senior Secured Notes issued pursuant to the Indenture is filed herewith as Exhibit 4.2, and the terms and conditions thereof are incorporated by reference herein. The foregoing descriptions of the Indenture and the Senior Secured Notes are qualified in their entirety by reference to such exhibits.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
The following exhibits are filed herewith:

Exhibit
Number	Description
4.1	Indenture, dated as of March 15, 2011, among American Airlines, Inc., AMR Corporation, U.S. Bank National Association, as trustee, and Wilmington Trust Company, as collateral trustee
4.2	Form of 7.50% Senior Secured Note due 2016 (included in Exhibit 4.1, as Exhibit A thereto)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMR Corporation
/s/ Kenneth W. Wimberly
Kenneth W. Wimberly
Corporate Secretary

Dated: March 15, 2011

EXHIBIT INDEX

Exhibit
Number	Description
4.1	Indenture, dated as of March 15, 2011, among American Airlines, Inc., AMR Corporation, U.S. Bank National Association, as trustee, and Wilmington Trust Company, as collateral trustee
4.2	Form of 7.50% Senior Secured Note due 2016 (included in Exhibit 4.1, as Exhibit A thereto)

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